MEDTRONIC PLC Q1 FY17 EARNINGS PRESENTATION AUGUST 25, 2016 • CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS • EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS Exhibit 99.2

Q1 FY17 Earnings Results | August 25, 2016 | 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements which provide current expectations or forecasts, including those relating to market and sales growth, growth strategies, financial results, use of capital, product development and introduction, partnerships, regulatory matters, restructuring initiatives, mergers/acquisitions/divestitures and related effects, accounting estimates, financing activities, working capital adequacy, competitive strengths and sales efforts. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in the filings we make with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation. Financial Data Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation contains financial measures and guidance, including free cash flow figures (defined as operating cash flows less property, plant and equipment additions), revenue and growth rates on a constant currency and constant weeks basis (the company estimates that the extra week in its prior year first quarter had an approximate $450 million impact on revenue and $0.08 to $0.10 impact to earnings per share; the impact for each business or region was estimated by adjusting Q1 FY16 revenue by the prorated total company impact), and constant currency growth rates, net income, and diluted EPS, all of which are considered “non-GAAP” financial measures under applicable SEC rules and regulations. We believe these measures provide a useful way to evaluate our underlying performance. Detail concerning how all non-GAAP measures are calculated, including all GAAP to non-GAAP reconciliations, are provided on our website and can be accessed using this link.

CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS

MDT
Q1 FY17 HIGHLIGHTS

ANOTHER STRONG QUARTER

Revenue:


DIAB 6%
CVG 35%
RTG 25%
MITG 34%


EM 13%
Non-U.S. Dev 31%
U.S. 56%

	Revenue $M	As Rep[1] Y/Y %	CC Adj[2] Y/Y %
CVG	2,518	-2	MSD
MITG	2,424	-1	MSD
RTG	1,772	-2	MSD
Diabetes	452	2	HSD
Total	**$7,166**	**-1%**	**>5%**
U.S.	4,002	-3	LSD
Non-U.S. Dev	2,231	2	MSD
EM	933	Flat	LDD
Total	**$7,166**	**-1%**	**>5%**

Other Financial Highlights:

	EPS[3]	Y/Y	CC Adj[2] Y/Y%
GAAP	$0.66	16%	NC
Non-GAAP	$1.03	1%	~14-16%

Cash Flow from Ops	$1.6B
Free Cash Flow	$1.2B

Note: Prior year had an extra selling week, which had a ~$450M impact on revenue and $0.08-$0.10 impact on EPS

- **Strong, balanced & diversified, MSD revenue growth[2]**
  - Taking into account FX and the extra week, revenue growth was in the upper half of the MSD range; in-line with our Q1 outlook
  - Diversified businesses and geographies delivered solid results
  - Executing on three revenue growth vectors:
    - New Therapies: upper-end of 250 to 350 bps goal, contributing >300 bps
    - Emerging Markets: within our 150 to 200 bps goal, contributing >150 bps
    - Services & Solutions: below our 40 to 60 bps goal, contributing ~30 bps
  - Foreign currency translation had a negative $7M impact on revenue
  - Acquisitions & divestitures contributed a net 70 bps to Q1 revenue growth

- **Delivered leverage: EPS lev. ~1,000 bps[2], Operating lev. ~400 bps[2]**
  - Taking into account FX and the extra week, mid-teens EPS growth
  - Continued modest pricing pressure: ASP declines in line with previous quarters
  - Covidien synergies: remain on track to deliver $225-250 M in FY17
  - ~100 bps improvement in Operating Margin Y/Y[2]

- **Capital allocation: Strategically deploying capital against priorities**
  - Continue to generate significant FCF
  - Returned $2.1B to shareholders: $1,549M net share repurchases; $599M dividends
  - M&A: further enhanced our HF offerings with the acquisition of HeartWare, a leading innovator of less-invasive, miniaturized circulatory support technologies for the treatment of advanced HF

1 Prior year had an extra selling week
2 Figures represent comparison to Q1 FY16 on a constant currency, extra-week adjusted basis
3 Diluted EPS

Q1 FY17 Earnings Results | August 25, 2016 | 4

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Q1 FY17 Earnings Results | August 25, 2016 | 5 MDT Q1 FY17 GAAP SELECT FINANCIAL INFORMATION Q1 FY17 Q1 FY16 Y/Y Growth / Y/Y Change Net Sales ($M) 7,166 7,274 -1% Gross Margin 68.4% 66.2% 220 bps SG&A ($M) 2,428 2,449 1% % of Sales 33.9% 33.7% (20 bps) R&D ($M) 556 558 0% % of Sales 7.8% 7.7% (10 bps) Other Expense, Net ($M) 39 61 36% Operating Profit 1,167 1,131 3% Operating Margin 16.3% 15.5% 80 bps EPS1 ($) 0.66 0.57 16% 1 Diluted EPS

Q1 FY17 Earnings Results | August 25, 2016 | 6 MDT Q1 FY17 Y/Y EPS WALK 0.00 0.20 0.40 0.60 0.80 1.00 1.20 Q1 FY16, GAAP Non-GAAP Adjustments Q1 FY16, Non-GAAP Extra Week Impact Q1 FY16, Non-GAAP Adj. Performance Q1 FY17 CC FX Q1 FY17, Non-GAAP Non-GAAP Adjustments Q1 FY17, GAAP EPS Growth1: Mid-Teens; EPS Leverage1: ~1,000 bps EPS $0.57 $0.45 $1.02 ~($0.08)- ($0.10) 1 Comparison to Q1 FY16 on a constant currency, extra-week adjusted basis Note: See Q1 FY17 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information. $0.94- 0.92 ~$0.13- $0.15 $1.07 ($0.04) $1.03 ($0.37) $0.66 ~14%-16% Y/Y1

Q1 FY17 Earnings Results | August 25, 2016 | 7 MDT Q1 FY17 Y/Y OPERATING MARGIN CHANGES 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Q1 FY16, GAAP Non-GAAP Adjustments Q1 FY16, Non-GAAP Extra Week Impact Q1 FY16, Non-GAAP Adj. Performance Q1 FY17 CC FX Q1 FY17, Non-GAAP Non-GAAP Adjustments Q1 FY17, GAAP ~100 bps Operational Improvement1 Operating Margin 15.5% 11.7% 27.2% ~(0.8%) 27.4% (1.0%) 26.4% (10.1%) 16.3% 1 Comparison to Q1 FY16 on a constant currency, extra-week adjusted basis Note: See Q1 FY17 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information. ~26.4% ~1.0%

Q1 FY17 Earnings Results | August 25, 2016 | 8 MDT Q1 FY17 NON-GAAP SELECT FINANCIAL INFORMATION Q1 FY16 Q1 FY16 Estimated Extra week Impact Q1 FY16 Adj for extra week Q1 FY17 FX Impact $M / Change Q1 FY17 Constant Currency1 Q1 FY17 CC Adj2 Growth /Change Net Sales ($M) 7,274 ~($450) -- 7,166 (7) -- >5% Gross Margin1 69.3% ~0-10 bps ~69.2%- 69.3% 68.6% (30) bps 68.9% ~(30)- (40) bps SG&A ($M) 2,449 -- -- 2,428 11 -- -- % of Sales 33.7% ~60-90 bps 34.3%- 34.6% 33.9% 10 bps 34.0% ~30-60 bps R&D ($M) 558 -- -- 556 0 -- -- % of Sales 7.7% ~0 bps ~7.7% 7.8% 0 bps 7.8% ~(10) bps Other Expense, Net ($M) 61 -- -- 39 (55) -- -- Operating Profit1 1,976 -- -- 1,892 (70) -- HSD Operating Margin 1 27.2% ~80 bps ~26.4% 26.4% (100) bps 27.4% ~100 bps Diluted EPS1 ($) 1.02 ~$0.08 – 0.10 ~$0.94– 0.92 1.03 (0.04) -- ~14-16% 1 Non-GAAP measure – see Q1 FY17 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information 2 Figures represent comparison to Q1 FY16 on a constant currency, extra-week adjusted basis Operating Leverage ~+400 bps EPS Leverage ~+1,000 bps

CVG
Q1 FY17 HIGHLIGHTS

Strong, Balanced Growth Across all Three Divisions



APV
17%
CRHF
53%
CSH
30%



EM
16%
U.S.
51%
Non-U.S. Dev
33%

	Revenue $M	As Rep[1] Y/Y %	CC Adj[2] Y/Y %
CRHF	1,334	-3	MSD
CSH	762	-3	MSD
APV	422	2	HSD
Total	**$2,518**	**-2%**	**MSD**
U.S.	1,297	-4	LSD
Non-U.S. Dev	829	Flat	MSD
EM	392	2	Mid Teens
Total	**$2,518**	**-2%**	**MSD**

Growth Outlook: Upper Half of MSD Range

KEY PERFORMANCE DRIVERS[2]

Cardiac Rhythm & Heart Failure (CRHF)

WW implantables market: down LSD; MDT taking share Y/Y

- Low Power: +LSD
  - US Pacing ex. CRT-P – LSD decline
    - Protecting pacemaker share with Advisa SR MRI™
    - CRT-P: share loss from lack of quad
    - Reveal LINQ™ pull-through
    - Initiated US training and shipments of Micra TPS in Q1
  - Diagnostics – LDD: Reveal LINQ™
- Services & Solutions: Low 30's
- High Power: -LSD
  - US market decline driven by replacements
  - ICDs: LSD growth – US Evera MRI™
  - Visia AF™ single-chamber ICD launched in June
  - CRT-D: LSD decline
- HeartWare Acquisition
  - Further advanced our HF offering
- AF Solutions: Mid 30's

Evera MRI™ SureScan® ICD





Arctic Front Advance®

Coronary & Structural Heart (CSH)

- Heart Valve Therapies: +DD
  - TAVR – High 20's WW; Low ~20's US
  - WW TAVR market growing ~40%
    - Europe: continue to gain share
    - US: lack of a large size Evolut™ R XL is limiting our share capture in the US
    - Japan: strong CoreValve® launch
  - Gained CE mark for Intermediate Risk
  - Target approval of Evolut™ R XL in early CY17
- Coronary: -MSD
  - DES – HSD decline
    - OUS – MSD: Resolute Onyx™
    - US – DD decline: competitive product launches
  - Balloons – HSD: Euphora™ PTCA
- Extracorp. Therapies: +LSD
  - Continue to gain share with next gen Bio-Medicus® cannula launch

CoreValve® Evolut® R



Resolute Onyx®



Aortic & Peripheral Vascular (APV)

- Aortic: +HSD
  - US: MSD growth; continued Endurant IIs AAA penetration
  - OUS: LDD growth; gaining share in both AAA and TAA
  - Heli-FX® EndoAnchor®: continuing to gain momentum; competitive account conversion & device pull-through
- Peripheral & endoVenous: +HSD
  - DCB: US & WW market share leader
    - IN.PACT® Admiral DCB
    - Continue to outpace the market
    - Launched 150mm in late Q1
  - VenaSeal™ launch
  - Vascular Embolization performance

Heli-FX® EndoAnchor



IN.PACT Admiral®



1 Prior year had an extra selling week
2 Figures represent comparison to Q1 FY16 on a constant currency, extra-week adjusted basis

Q1 FY17 Earnings Results | August 25, 2016 | 9

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MITG
Q1 FY17 HIGHLIGHTS

Strong MSD Growth in Surgical Solutions and PMR


Surg. Sol. 56%
PMR 44%


EM 13%
Non-U.S. Dev 36%
U.S. 51%

	Revenue $M	As Rep[1] Y/Y %	CC Adj[2] Y/Y %
Surg. Sol.	1,348	Flat	MSD
PMR	1,076	-3	MSD
Total	**$2,424**	**-1%**	**MSD**
U.S.	1,235	-4	LSD
Non-U.S. Dev	863	3	MSD
EM	326	1	MidTeens
Total	**$2,424**	**-1%**	**MSD**

Growth Outlook: MSD

KEY PERFORMANCE DRIVERS[2]

Surgical Solutions

- **Advanced Surgical: +HSD**
  - Focused on sustainable, long-term surgical market leadership, by improving open surgeries, transitioning open surgeries to MIS, and advancing MIS technologies
  - HSD growth across Advanced Stapling: strong adoption of new products including Reinforced Reload and Tri-Staple™
  - Advanced Energy high MSD driven by Valleylab™ FT10 and LS10
  - Estimate US surgical procedure volume growth has normalized to ~1-2%
- **General Surgical: +HSD**
  - Benefitted from RF Surgical acquisition, which closed in Q2FY16 and core Instruments & Access business in the US and EMEA
- **Early Technologies: +HSD**
  - Strong HSD growth in Gastrointestinal Solutions driven by Barrx™
  - Balanced growth in US and Non-US Developed markets

Endo GIA™



LigaSure™



ValleyLab™



Patient Monitoring & Recovery (PMR)

- **Respiratory & Patient Monitoring: +LSD**
  - HSD Patient Monitoring growth driven by strong Pulse Oximetry sales
  - PB 980 and Capnostream 20 returned to market in late Q1, partial quarter revenue contribution
- **Renal Care Solutions**
  - Formed new business unit following acquisition of Bellco, which contributed to Q1 revenue
- **Nutritional Insufficiency / DVT: +MSD**
  - NI driven by Americas strength partially offset by DVT distributor timing
- **Patient Care: -LSD**
  - Primarily driven by timing of distributor ordering patterns and lower U.S. volumes

Capnostream™



Puritan Bennett™ 980 Ventilator



1 Prior year had an extra selling week
2 Figures represent comparison to Q1 FY16 on a constant currency, extra-week adjusted basis

Q1 FY17 Earnings Results | August 25, 2016 | 10

Medtronic

RTG
Q1 FY17 HIGHLIGHTS

Strong Brain Therapies & Specialty Therapies Growth, Continued Improvement in US Spine; Offsets Declines in Pain Therapies



Pain 16%
Spine 36%
Specialty 20%
Brain 28%



EM 10%
Non-US Dev 22%
US 68%

	Revenue $M	As Rep[1] Y/Y %	CC Adj[2] Y/Y %
Spine	645	-6	Flat
Brain	489	6	LDD
Specialty	356	3	LDD
Pain	282	-9	-LSD
Total	**$1,772**	**-2%**	**MSD**
U.S.	1,207	-1	MSD
Non-U.S. Dev	384	-1	MSD
EM	181	-8	LSD
Total	**$1,772**	**-2%**	**MSD**

Growth Outlook: Low End of MSD Range

KEY PERFORMANCE DRIVERS[2]

Spine

- **Core Spine: -LSD**
  - US: LSD growth driven by new product launches in TL Interbody
  - OUS: MSD declines reflecting MEACAT weakness on delayed tender order
  - Focused on "Speed to Scale," differentiated Surgical Synergy™ experience, and procedural innovation
- **BMP: +MSD**
  - US: HSD Infuse® growth; stable pricing
  - OUS: InductOs™ ship hold in Europe resulted in $6M lost revenue in Q1; expect to resolve in H2 FY17
- **Kanghui: +LSD**
  - Interventional strength

Infuse® Bone Graft



Brain Therapies

- **Neurovascular: +High-Teens**
  - Strong balanced performance across all geographies, ex. flat Y/Y growth in EMEA
  - Coils: Recent launch of Axium Prime Detachable Coil (Extra Soft) driving growth
  - Flow Diversion: Strong performance in LatAm, China and Asia Pacific
  - Stents: Solitaire™ FR continued strength
- **Brain Modulation: +MSD**
  - Balanced US/OUS growth and stable ASPs despite competitive pressure
  - US total implants up q/q
- **Neurosurgery: +LDD**
  - US O-arm® O2 penetration; core navigation instruments; OUS StealthStation

Solitaire™ FR



Specialty Therapies

- **ENT: +HSD**
  - Solid growth from Fusion® ENT Nav System, NIM® 3.0, and NuVent® EM Balloon
- **Pelvic Health: +HSD**
  - Balanced US / OUS growth driven by healthy new implant and replacement demand
- **Adv. Energy: +High-Teens**
  - AEX® Generator combo platform driving technology adoption
  - Strong WW growth of Aquamantys and PlasmaBlade disposables
  - OUS driven by strong capital volumes

AEX® Generator



Pain Therapies

- **SCS/Pumps: -MSD**
  - Continued SCS competitive pressure leading to US/OUS share loss
  - Drug pump revenue up as anniversaried declines from FDA consent decree
  - Divested drug bus.; $7-8M impact / qtr
- **Interventional: +LSD**
  - Balanced US/OUS growth
  - OsteoCool™ strength in US and BKP pull-through
  - Increased German procedure volume contributing to OUS growth

OsteoCool™



MICHELSON TECHNOLOGY AT WORK

1 Prior year had an extra selling week
2 Figures represent comparison to Q1 FY16 on a constant currency, extra-week adjusted basis

Q1 FY17 Earnings Results | August 25, 2016 | 11

Medtronic

DIABETES
Q1 FY17 HIGHLIGHTS

Strong, Broad-Based Performance Across All Three Divisions

Total Group Revenue
$452M


EM
8%
Non-US
Dev
34%
US
58%

	Revenue $M	Actual[1] Y/Y %	CC Adj[2] Y/Y %
IIM	ND	LSD	HSD
NDT	ND	>65	>75
DSS	ND	LSD	HSD
Total	**$452**	**2%**	**HSD**

	Revenue $M	Actual[1] Y/Y %	CC Adj[2] Y/Y %
U.S.	263	-4	LSD
Non-U.S. Dev	155	11	DD
EM	34	10	DD
Total	**$452**	**2%**	**HSD**

Growth Outlook: HSD to Low DD

KEY PERFORMANCE DRIVERS[2]

Intensive Insulin Management (IIM)

- **MiniMed® 640G System:**
  - Driving robust OUS results
- **Hybrid Closed Loop System:**
  - Submitted PMA to FDA in June
  - 80% of patients enrolled in US clinical trial opted-in to the FDA's CAP
  - Commenced pivotal clinical trial for a pediatric indication for ages 7-13
- **UnitedHealthcare partnership:**
  - Took effect on July 1
- **U.S. Market:**
  - Remains competitive
- **MiniMed® 630G System:**
  - US launch of 630G System with Enlite™ CGM sensor began August 11
  - Shipments to start in September
  - Combines proprietary SmartGuard™ technology featured in MiniMed® 530G System with brand new user-friendly design

MiniMed® 640G



MiniMed® 630G



Non-Intensive Diabetes Therapies (NDT)

- **Another Strong Quarter:**
  - Strong sales of iPro®2 CGM technology and i-Port Advance
- **Qualcomm Life Collaboration:**
  - Jointly develop a future gen CGM system with a new sensor and smaller design for people with type 2 diabetes
- **Henry Schein:**
  - Progress on distribution agreement; developing new ease-of-use tools that will help drive professional CGM awareness

iPro®2 CGM w/ Pattern Snapshot



Diabetes Service & Solutions (DSS)

- **Continued Strong Growth:**
  - Consumables, Diabeter service revenue, and MiniMed® Connect
- **Guardian® Connect:**
  - Received CE Mark for stand-alone sensor product in July; expect to launch Q3 FY17
  - US: submitted PMA application in Q4 FY16, approval expected H2 FY17
- **MiniMed® Connect:**
  - Uptake and user feedback remains extremely positive
  - Android version: expected Q2 FY17
- **IBM Watson Partnership:**
  - Applying cognitive computing to support diabetes management

MiniMed® Connect



1 Prior year had an extra selling week
2 Figures represent comparison to Q1 FY16 on a constant currency, extra-week adjusted basis

Q1 FY17 Earnings Results | August 25, 2016 | 12

Medtronic

FY17 EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS

MDT

FY17 EPS GUIDANCE, REVENUE OUTLOOK & OTHER ASSUMPTIONS

No Change to FY17 Total Company Revenue Outlook and EPS Guidance

	FY17
Revenue Growth Outlook – CCCW[1]	**5% - 6%**
CVG Growth – CCCW	Upper Half of MSD
MITG Growth – CCCW	MSD
RTG Growth – CCCW	Low-end of MSD
Diabetes Growth – CCCW	HSD to Low DD
COV Synergies	~$225-250M
EPS Growth Guidance– CCCW[2]	**12-16%**
Adjusted Free Cash Flow	$6.5 - $7.0B

Note: Medtronic does not intend to adopt FASB ASU 2016-09 regarding the change in tax treatment of stock-based compensation until our fiscal year 2018.

Other than noted, guidance does not include any charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year
1 While FX rates are fluid, based on current rates, the FX impact to revenue would be +$275M to +$325M
2 Estimated FX impact to EPS of ($0.20) to ($0.25)

Q1 FY17 Earnings Results | August 25, 2016 | 14

Medtronic

APPENDIX
ACRONYMS / ABBREVIATIONS

Growth

DD	Double Digits
HSD	High-Single Digit
LDD	Low-Double Digits
LSD	Low-Single Digit
MSD	Mid-Single Digit

Other

ASP	Average Selling Price	H1 / H2	First Half / Second Half
APAC	Asia Pacfic	M&A	Mergers & Acquisitions
Bps	Basis Points	NC	Not Comparable
CE	Conformité Européenne	ND	Not Disclosed
CC	Constant Currency	Ops	Operations
CCCW	Constant Currency Constant Weeks	OM	Operating Margins
Dev	Developed	OUS	Outside the United States
EM	Emerging Markets	PMA	Pre-market Approval
EMEA	Europe, Middle East & Africa	Q/Q	Quarter-over-Quarter
EPS	Earnings per Share	Rep	Reported
FCF	Free Cash Flow	WW	Worldwide
FX	Foreign Exchange	Y/Y	Year-over-Year
FY	Fiscal Year		

Business Specific

AF	Atrial Fibrillation	HTWR	HeartWare
APV	Aortic & Peripheral Vascular	ICD	Implantable Cardioverter Defibrillator
BKP	Balloon Kyphoplasty	IIM	Intensive Insulin Management
BMP	Bone Morphogenetic Protein	MDT	Medtronic
CGM	Continuous Glucose Monitoring	MITG	Minimally Invasive Therapies Group
CRHF	Cardiac Rhythm & Heart Failure	MIS	Minimally Invasive Surgery
CRT-D	Cardiac Resynchronization Therapy – Defibrillator	NDT	Non-Intensive Diabetes Therapies
CAP	Continued Access Program	NV	Neurovascular
CSH	Coronary & Structural Heart	NI	Nutritional Insufficiency
CVG	Cardiac & Vascular Group	PMR	Patient Monitoring & Recovery
DBS	Deep Brain Stimulation	PTCA	Percutaneous Transluminal Coronary Angioplasty
DVT	Deep Vein Thrombosis	RTG	Restorative Therapies Group
DCB	Drug Coated Balloon	Sol	Solutions
DES	Drug Eluting Stent	SURTAVI	Surgical Replacement & Transcatheter Aortic Valve Implantation
DSS	Diabetes Services & Solutions	ST	Surgical Technologies
ENT	Ear, Nose, & Throat	TAVR	Transcatheter Aortic Valve Replacement
EM	Electromagnetic	TCV	Transcatheter Valves
Extracorp	Extracorporeal	TPS	Transcatheter Pacing System
FR	Flow Restoration	TL	Transforaminal Lumbar
HF	Heart Failure		

Q1 FY17 Earnings Results | August 25, 2016 | 15

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